EXHIBIT 21

                                                                   AS OF 2/20/04

                SUBSIDIARIES OF OVERSEAS SHIPHOLDING GROUP, INC.

The following table lists all subsidiaries of the registrant and all companies in which the registrant directly or indirectly owns at least a 49% interest, except for certain companies which, if considered in the aggregate as a single entity, would not constitute a significant entity. All the entities named below are corporations, unless otherwise noted.

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                                                   Where Incorporated
Name                                               or Organized
----                                               ------------------
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Ambrit Holdings, Inc.                              Delaware
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American Shipholding Group, Inc.                   New York
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Amity Products Carriers, Inc.                      Delaware
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Ania Tanker Corporation                            Marshall Islands
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Antilles Bulk Holdings N.V.                        Netherlands Antilles
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Ariake Transport Corp.                             Liberia
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Aurora Shipping Corporation                        Panama
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Baywatch Marine Inc.                               Liberia
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Bravery Tanker Corporation                         Marshall Islands
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Cambridge Tankers, Inc.                            New York
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Caribbean Tanker Corporation                       Marshall Islands
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Chrismir Cape Corporation                          Marshall Islands
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Delphina Tanker Corporation                        Delaware
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Diane Tanker Corporation                           Marshall Islands
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Dorado Tanker Corporation                          Panama
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Dundee Navigation S.A.                             Liberia
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East Coast Gaugings Limited                        England
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Edinburgh Navigation S.A.                          Liberia
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Edindun Shipping Corporation                       Marshall Islands
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Eighth Aframax Tanker Corporation                  Marshall Islands
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ERN Holdings Inc.                                  Panama
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Fifth Aframax Tanker Corporation                   Marshall Islands
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First Pacific Corporation.                         Marshall Islands
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First Products Tankers, Inc.                       Marshall Islands
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First Shipco Inc.                                  Liberia
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First Union Tanker Corporation                     Marshall Islands
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400 Equity Corporation                             Delaware
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401 Equity Corporation                             Delaware
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Fourth Aframax Tanker Corporation                  Marshall Islands
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

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                                                   Where Incorporated
Name                                               or Organized
----                                               ------------------
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Fourth Products Tankers, Inc.                      Marshall Islands
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Fourth Spirit Holding N.V.                         Netherlands Antilles
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Friendship Marine Inc.                             Liberia
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Hitachi Hull 4983 Ltd.                             Liberia
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Hyperion Shipping Corporation                      Liberia
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Imperial Tankers Corporation                       Marshall Islands
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International Seaways, Inc.                        Liberia
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Juneau Tanker Corporation                          New York
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Lion Tanker Corporation                            Marshall Islands
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Majestic Tankers Corporation                       Marshall Islands
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Marina Tanker Corporation.                         Marshall Islands
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Matilde Cape Corporation                           Marshall Islands
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Meridian Tanker Corporation                        Marshall Islands
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New Orleans Tanker Corporation                     Delaware
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Ninth Aframax Tanker Corporation                   Marshall Islands
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Northam Carriers Ltd.                              Marshall Islands
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Northanger Shipping Corporation                    Marshall Islands
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Northwestern Tanker Corporation                    Marshall Islands
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Ocean Bulk Ships, Inc.                             Delaware
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Oleron Tanker S.A.                                 Panama
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Olympia Tanker Corporation                         Marshall Islands
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OSG Bulk Ships, Inc.                               New York
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OSG Car Carriers, Inc.                             New York
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OSG Financial Corp.                                Delaware
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OSG Foundation                                     New York
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OSG Group Purchasing Limited                       England
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OSG International Partners (partnership)           Liberia
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OSG International, Inc.                            Marshall Islands
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OSG Ship Management (London) Limited               England
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OSG Ship Management (UK) Ltd.                      England
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OSG Ship Management Asia Pacific Pte Ltd.          Singapore
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OSG Ship Management, Inc.                          Delaware
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Philadelphia Tanker Corporation                    Delaware
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Regency Tankers Corporation                        Marshall Islands
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Reliance Shipping B.V.                             Netherlands
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Rex Shipholdings Inc.                              Liberia
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Rio Grande Bulk Carriers, Inc.                     Marshall Islands
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Rosalyn Tanker Corporation                         Marshall Islands
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Royal Tankers Corporation                          Marshall Islands
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Ruby Tanker Corporation                            Marshall Islands
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Sakura Transport Corp.                             Liberia
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Sapphire Tanker Corporation                        Marshall Islands
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Sargasso Tanker Corporation                        Marshall Islands
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

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                                                   Where Incorporated
Name                                               or Organized
----                                               ------------------
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Second Products Tankers, Inc.                      Marshall Islands
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Seventh Aframax Tanker Corporation                 Marshall Islands
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Ship Paying Corporation No. 1                      Delaware
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Ship Paying Corporation No. 3                      Liberia
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Sixth Aframax Tanker Corporation                   Marshall Islands
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Souter Shipping (Bermuda) Ltd.                     Bermuda
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Spirit Shipping B.V.                               Netherlands
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Taunton Shipping Co. Ltd.                          Cyprus
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Tenth Aframax Tanker Corporation                   Marshall Islands
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Third Aframax Tanker Corporation                   Marshall Islands
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Third Products Tankers, Inc.                       Marshall Islands
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Third United Shipping Corporation                  Marshall Islands
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1320 Tanker Corporation                            Marshall Islands
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1321 Tanker Corporation                            Marshall Islands
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1395 Tanker Corporation                            Marshall Islands
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1372 Tanker Corporation                            Marshall Islands
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398 Equity Corporation                             Delaware
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399 Equity Corporation                             Delaware
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Timor Navigation Ltd.                              Marshall Islands
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Tokyo Transport Corp.                              Liberia
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Trader Shipping Corporation.                       Liberia
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Transbulk Carriers, Inc.                           Delaware
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Tubarao Bulk Carriers, Inc.                        Marshall Islands
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U.S. Shipholding Group, Inc.                       New York
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Vega Tanker Corporation                            Delaware
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Venus Tanker Corporation                           Marshall Islands
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Vivian Tankships Corporation                       New York
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Western Ship Agencies Limited                      England
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